UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

______________________________

DATE OF REPORT (Date of earliest event reported): May 6, 2009

______________________________

FIRST MERCHANTS CORPORATION

(Exact Name of Registrant as Specified in its Charter)

_______________________________

INDIANA	0-17071	35-1544218
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of incorporation)

200 East Jackson Street

P.O. Box 792

Muncie, IN 47305-2814

(Address of Principal Executive Offices, including Zip Code)

(765) 747-1500

(Registrant's Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b)       Pursuant to his letter dated March 3, 2009, Michael L. Cox retired as a Director of First Merchants Corporation (“First Merchants”), effective as of the 2009 Annual Meeting of the Corporation’s shareholders on May 6, 2009.

(e)       2009 Employee Stock Purchase Plan. On February 4, 2009, the Board adopted the First Merchants Corporation 2009 Employee Stock Purchase Plan (the "Stock Purchase Plan"), subject to shareholder approval, which was obtained at the 2009 Annual Meeting on May 6, 2009. The purpose of the Stock Purchase Plan is to provide eligible employees of First Merchants and its subsidiaries the opportunity to purchase shares of First Merchants common stock through quarterly offerings at a slightly discounted price using payroll deductions. The Stock Purchase Plan, which is intended to qualify as an employee stock purchase plan under Internal Revenue Code Section 423, has an effective date of July 1, 2009. It will replace the existing stock purchase plan that expires on June 30, 2009.

The following summary of the major features of the Stock Purchase Plan is subject to the specific provisions contained in the full text of the Stock Purchase Plan that is attached as an exhibit to this Current Report on Form 8-K.

Administration of the Plan; Term and Termination

The Compensation and Human Resources Committee of the Board of Directors of First Merchants, which is composed entirely of "independent directors," as defined in the NASDAQ Stock Market Rules, will administer the Stock Purchase Plan. The Committee has the authority, subject to the terms of the Stock Purchase Plan, to prescribe rules and regulations for the administration of the Stock Purchase Plan and interpret its provisions. The Stock Purchase Plan will continue until June 30, 2019, or, if earlier, until all of the stock allocated to the Stock Purchase Plan has been purchased. However, the Board may terminate the Stock Purchase Plan at any time or make such amendments to the Stock Purchase Plan as it deems advisable; except that no such amendment may be made without the approval of First Merchants’ shareholders if it would materially (1) increase the benefits accruing to Stock Purchase Plan participants, (2) modify the requirements as to eligibility for participation in the Stock Purchase Plan,

(3) increase the number of shares which may be issued under the Stock Purchase Plan (except as described in the next paragraph), (4) increase the cost of the Stock Purchase Plan to First Merchants, or (5) alter the allocation of Stock Purchase Plan benefits among participants.

Stock Available under the Stock Purchase Plan

An aggregate of 1,000,000 shares of First Merchants common stock will be reserved for issuance pursuant to the Stock Purchase Plan over a 10 year period ending on June 30, 2019. The stock to be issued would be obtained by First Merchants by authorized purchases on the open market or from private sources, or by issuing authorized but unissued shares of stock. In the event of a change in the common stock through recapitalization, merger, consolidation, stock dividend or split, combination or exchanges of shares or otherwise, the Compensation and Human Resources Committee has the authority to make such equitable adjustments in the Stock Purchase Plan and the then outstanding shares as it deems necessary and appropriate including, but not limited to, changing the number of shares of common stock reserved under the Stock Purchase Plan and the price of the current offering. If the number of shares of common stock that participants become entitled to purchase under the Stock Purchase Plan is greater than the number of shares available, the available shares will be allocated by the Committee among the participants in such manner as it deems fair and equitable.

Eligibility

All employees of First Merchants and its participating subsidiaries are eligible to participate in the Stock Purchase Plan, beginning on the first day of the calendar quarter after the employee completes an “introductory period” (generally, 90 calendar days of employment). At the present time, there are approximately 1,329 employees who would be eligible to participate in the Stock Purchase Plan.

Offering Periods

The Stock Purchase Plan provides a series of 3-month offering periods, commencing on the first day and ending on the last trading day of each calendar quarter, for purchase of First Merchants common stock by participating employees. The Compensation and Human Resources Committee has the authority to change the duration and/or frequency of the offering periods.

Participation; Payroll Deductions

Eligible employees may participate in the Stock Purchase Plan by authorizing a payroll deduction for such purpose prior to the beginning of an offering period. The Compensation and Human Resources Committee may, on a nondiscriminatory basis, establish a maximum percentage of compensation that a participant may apply to the purchase of stock under the Stock Purchase Plan; and it may suspend an offering at any time if it determines that such action is required by law or is in First Merchants’ best interests. First Merchants will establish payroll deduction accounts for all funds received or held under the Stock Purchase Plan, on which interest will accrue for the benefit of participants unless otherwise determined by the Committee.

Subject to the rules established from time to time by the Committee, (1) participants who do not discontinue or change their rate of payroll deductions will continue to participate in the Stock Purchase Plan at the originally elected rate throughout the offering period and future offering periods, (2) participants will be allowed to increase or decrease their rate of payroll deductions as of the beginning of any offering period, and (3) participants will be allowed, at any time during an offering period, to discontinue payroll deductions and withdraw the entire balance of their account, if any, and thereby withdraw from participation in an offering. In the event of a participant’s death, retirement or termination of employment, his or her participation in any offering under the Stock Purchase Plan shall cease.

Purchase of Shares; Limitations; Price

At the end of each offering period, the balance of each participant’s payroll deduction account will be applied towards the purchase of the largest number of full shares of First Merchants common stock possible, at a price equal to 85% of the average of the closing prices for the stock on each trading day during the offering period, as reported by NASDAQ; provided, however, in no event will this price be less than the lesser of (1) 85% of the closing price of the stock, as reported by NASDAQ, on the first day of the offering period, or (2) 85% of the closing price of the stock, as reported by NASDAQ, on the last day of the offering period. No participant will be allowed to purchase more than $25,000 in fair market value (determined as the closing price of the stock, as reported by NASDAQ, on the last day of the offering period for which the purchase right is granted) of First Merchants common stock under the Stock Purchase Plan, and any other stock purchase plan maintained by First Merchants or a parent or subsidiary of First Merchants that is qualified under Internal Revenue Code Section 423, for any one calendar year. No fractional shares may be purchased under the Stock Purchase Plan. Any balance remaining in a participant’s payroll deduction account at the end of an offering period after the purchase of First Merchants common stock shall be held in the account and applied to the purchase of shares under the next offering, unless the participant withdraws from, elects not to participate in, or is ineligible to participate in the next offering, in which case such balance shall be paid to the participant.

Stock Accounts; Transfer of Interests

A book entry account will be established in each participant’s name. Each participant will be the beneficial owner and will have all rights of beneficial ownership in the First Merchants common stock purchased under the Stock Purchase Plan and credited to the participant’s stock account. First Merchants or its nominee will retain custody of the stock purchased under the Stock Purchase Plan until the participant requests that it be sold, transferred or delivered. A participant may request that a stock certificate, representing all or part of the shares of stock credited to his or her account, be issued and delivered to the participant at any time. The Stock Purchase Plan restricts the right of participants to transfer interests, options, rights or benefits arising under the Stock Purchase Plan. However, there are no restrictions upon the resale of shares issued to or for the benefit of participants under the Stock Purchase Plan.

Stock Purchase Plan Benefits

The Stock Purchase Plan will not become effective until July 1, 2009. Therefore, no purchase rights have been granted or shares of common stock issued under the Stock Purchase Plan. Since benefits under the Stock Purchase Plan are dependent on the fair market value of First Merchants common stock as of various future dates and individual participants’ elections, it is not possible to determine the benefits that will be received by participants under the Stock Purchase Plan, including executive officers who elect to participate.

(e)       2009 Long-Term Equity Incentive Plan. On February 4, 2009, the Board adopted the First Merchants Corporation 2009 Long-Term Equity Incentive Plan (the "Equity Incentive Plan"), subject to shareholder approval, which was obtained at the 2009 Annual Meeting on May 6, 2009. The Equity Incentive Plan is designed to promote the interests of First Merchants and its shareholders by providing stock-based incentives to participating employees and non-employee directors who are expected to contribute materially to the success of First Merchants and its subsidiaries. The Equity Incentive Plan provides a means of rewarding employee performance while encouraging participants to own First Merchants stock. First Merchants believes the Equity Incentive Plan will assist its efforts to attract and retain quality employees and non-employee directors. The Equity Incentive Plan will replace the existing long-term equity incentive plan, under which no further awards of stock or stock options may be made.

The following summary of the major features of the Equity Incentive Plan is subject to the specific provisions contained in the full text of the Equity Incentive Plan attached as an exhibit to this Current Report on Form 8-K.

Administration of the Equity Incentive Plan; Term and Termination

The Compensation and Human Resources Committee will also administer the Equity Incentive Plan. The Committee has the authority, subject to the terms of the Plan, to: (i) select the employees who will receive awards, (ii) grant awards, (iii) determine the types and sizes of awards to be granted to employees (but not to non-employee directors, who are granted a fixed number of stock options annually), (iv) determine the terms, conditions, vesting periods, and restrictions applicable to awards (other than non-employee director stock options), (v) adopt, alter, and repeal administrative rules and practices governing the Plan, (vi) interpret the terms and provisions of the Equity Incentive Plan and any awards granted under the Equity Incentive Plan, (vii) prescribe the forms of any award agreements or other instruments relating to awards, and (viii) otherwise supervise the administration of the Equity Incentive Plan. The Committee may delegate any of its authority to any other person or persons that it deems appropriate with respect to awards granted to employees who are not officers of First Merchants.

The Equity Incentive Plan will continue until May 5, 2019, after which no awards may be issued under the Plan. However, the Board may suspend or terminate the Equity Incentive Plan at any time or make such amendments to the Plan as it deems advisable; except that no such amendment may be made without the approval of First Merchants’ shareholders if required to satisfy NASDAQ Stock Market Rules or any applicable federal or state law or regulation.

Stock Available under the Equity Incentive Plan

The aggregate number of shares of First Merchants common stock available for grants of awards under the Equity Incentive Plan in a fiscal year is equal to the sum of (i) 1% of the number of common shares outstanding as of the last day of First Merchants’ prior fiscal year, plus (ii) the sum of: (1) the number of shares that were available for grants of awards but not granted under the Equity Incentive Plan in any previous fiscal year; and (2) the number of shares that were reacquired by First Merchants during the immediately preceding fiscal year as the result of (A) the forfeiture of awards and/or the termination or cancellation of awards that were not exercised or did not vest, and (B) the transfer or surrender by participants of shares to pay the exercise price of a stock option and/or withholding taxes associated with an award. However, in no event will the number of shares available for grants of awards in any fiscal year exceed 1½% of the number of common shares outstanding as of the last day of the prior fiscal year. The aggregate number of common shares that may be issued under the Equity Incentive Plan upon the exercise of incentive stock options, as described in the Equity Incentive Plan and under Internal Revenue Code Section 422, is 1,200,000, subject to the following sentence. In the event of a change in First Merchants’ common stock through merger, consolidation, reorganization, recapitalization or similar transaction, or in the event of a stock split, stock dividend or distribution to shareholders (other than normal cash dividends), spin-off or any other change in First Merchants’ corporate structure, the Compensation and Human Resources Committee is authorized to adjust the number and class(es) of shares that may be issued under the Equity Incentive Plan, the aggregate number of shares that may be issued under the Equity Incentive Plan upon the exercise of incentive stock options, the number and class(es) of shares subject to outstanding awards, the exercise price applicable to outstanding awards, and the fair market value of shares and other value determinations applicable to outstanding awards, as appropriate.

The aggregate market value of the shares of First Merchants common stock that would be available for the grant of awards under the Equity Incentive Plan is not determinable. However, based on the market value of First Merchants common stock as of May 7, 2009, the shares that would be available for the grant of awards in this fiscal year under the Plan have an aggregate market value of $2,470,195.

Eligibility

Employees of First Merchants and its subsidiaries selected by the Compensation and Human Resources Committee to participate in the Equity Incentive Plan are eligible to receive restricted stock and stock option awards. In addition, the Equity Incentive Plan provides a stock option grant to non-employee directors on July 1 of each year during the term of the Equity Incentive Plan to purchase 1,500 shares at the fair market value on that date. While the total number of employees who will be eligible to receive awards under the Equity Incentive Plan is not determinable, the Committee made awards under the existing long-term equity incentive plan, which this Plan is intended to replace, to 9 non-employee directors of First Merchants on July 1,

2008, to 10 employees of Lincoln Bank on January 1, 2009, and to 143 employees of First Merchants and its subsidiaries (including each of the NEOs) on February 24, 2009. The awards to the Lincoln Bank employees were made in accordance with the provisions of an Agreement of Reorganization and Merger between First Merchants and Lincoln Bank’s parent, Lincoln Bancorp, dated as of September 2, 2008, under which Lincoln Bancorp was merged into First Merchants. It is anticipated that there will be 9 non-employee directors who will be eligible to receive a stock option grant under the Plan on July 1, 2009.

Types of Awards

The awards under the Equity Incentive Plan may consist of restricted stock, “incentive stock options” as defined in Internal Revenue Code Section 422 and the regulations thereunder, and/or non-qualified stock options. Awards may be granted singly or in combination or tandem with other awards. They may also be granted in replacement of, or in substitution for, other awards granted by First Merchants, whether or not such other awards were granted under the Equity Incentive Plan. The Compensation and Human Resources Committee has the authority, subject to the terms of the Equity Incentive Plan, to select the employees who will receive awards and to determine the types and amounts of the awards and the terms, conditions and restrictions applicable thereto. In general, participants may not transfer or assign awards granted under the Equity Incentive Plan other than by will, pursuant to the laws of descent and distribution, or pursuant to a qualified domestic relations order.

Incentive stock options may only be awarded to employees. The exercise price for incentive stock options must be not less than the fair market value of the shares (the closing price as recorded by NASDAQ) on the date of the grant (110% of the fair market value for 10% shareholders). Incentive stock options cannot be exercisable for longer than 10 years after the date of the grant (5 years for 10% shareholders). The aggregate fair market value (determined at the time the option is granted) of the shares with respect to which incentive stock options are exercisable for the first time by an employee during any calendar year under all such plans of First Merchants and its affiliated companies cannot exceed $100,000. Incentive stock options may only be transferred or assigned by will or pursuant to the laws of descent and distribution.

Non-employee directors of First Merchants will be granted non-qualified stock options on July 1 of each year during the term of the Equity Incentive Plan, if they are serving as a director on that date, to purchase 1,500 shares of First Merchants common stock at an exercise price equal to the fair market value of the shares (the closing price as recorded by NASDAQ) on the date of the grant. The Committee will not have the power, without further shareholder approval, to alter the amount, price or timing of the options granted to the non-employee directors under the Equity Incentive Plan.

Payment of Exercise Price and Tax Withholding Obligation

In general, the Committee may permit a participant to pay the exercise price for a stock option and/or the participant’s tax withholding obligation associated with an award in cash, by the transfer of shares of First Merchants common stock, by the surrender of all or part of an award (except for incentive stock options), or by a combination of these methods.

Participant’s Retirement, Death, Disability or Other Termination of Employment; Change of Control

In general, if a participant retires, terminates employment due to disability (as defined in the Equity Incentive Plan) or dies, he or she (or his or her executor, personal representative or beneficiary, in the case of the participant’s death) will continue to have the right to exercise all stock option awards (if entitled to do so at the time of retirement, termination due to disability or death) for the remainder of the exercise period. With certain exceptions set forth in the Equity Incentive Plan, a participant may after other termination of employment exercise all stock option awards (if entitled to do so at the time of termination) for a period of 30 days after the date of termination. In general, incentive stock options may be exercised as such for 3 months following retirement or for 1 year following the date of termination due to disability or death, after which they may be exercised as non-qualified stock options for the remainder of the exercise period. In the event of a change of control (as defined in the Equity Incentive Plan) of First Merchants, all outstanding stock options will become fully exercisable.

If a participant terminates employment due to disability or dies, or in the event of a change of control of First Merchants, all restrictions on the participant’s restricted stock awards will lapse as of the date of such termination, death or change of control. If a participant retires, his or her restricted stock awards will continue to be subject to the restrictions until they expire according to their terms. Upon any other termination of employment, a participant’s restricted stock awards will be forfeited as of the date of termination unless the restrictions have lapsed prior to such date.

Additional Provisions Applicable to Executive Officers

The Equity Incentive Plan has two additional provisions that are not found in the existing long-term equity incentive plan, both intended to encourage additional share ownership by First Merchants’ executive officers and thereby increase the commonality of interest between the executive officers and the shareholders.

First, executive officers are required to hold 25% of all “net shares” (defined as the number of shares issued to the executive officer under an award after subtracting the number of shares, if any, transferred or surrendered by the executive officer to pay the exercise price of a stock option and/or to pay any withholding taxes associated with the award) issued to the executive officer under the Equity Incentive Plan, including both restricted stock awards and shares issued upon the exercise of stock options, until the earlier of (i) the date of the executive officer’s death, retirement or other termination of employment, or (ii) the date of a change of control.

Second, the Equity Incentive Plan includes a guideline stating that executive officers who are selected as participants in the Plan should acquire and hold shares of First Merchants common stock equal in value to at least 100% of their then current annual salary within 6 years after first being selected to participate in the Equity Incentive Plan. However, this guideline does not constitute a condition, restriction or risk of forfeiture applicable to any award made to an executive officer under the Equity Incentive Plan.

Benefits Payable to Executive Officers and Directors under Plan

The aggregate benefits or amounts that will be received by or allocated to the executive officers, non-employee directors and to all employees as a group, under the Equity Incentive Plan are not determinable at the current time, except for the grant of the option to purchase 1,500 shares of First Merchants common stock granted to non-employee directors on July 1st of each year as discussed above.

Item 9.01.	Financial Statements and Exhibits.

(d)	(10.1) 2009 Employee Stock Purchase Plan, effective as of July 1, 2009.
(10.2) 2009 Long-Term Equity Incentive Plan, effective as of May 6, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE: May 11, 2009.

FIRST MERCHANTS CORPORATION

By: /s/ Mark K. Hardwick
Mark K. Hardwick,
Executive Vice President and
Chief Financial Officer

EXHIBIT INDEX

10.1	2009 Employee Stock Purchase Plan, effective as of July 1, 2009.
10.2	2009 Long-Term Equity Incentive Plan, effective as of May 6, 2009

Exhibit 10.1

FIRST MERCHANTS CORPORATION

2009 EMPLOYEE STOCK PURCHASE PLAN

I.	INTRODUCTION

The First Merchants Corporation 2009 Employee Stock Purchase Plan (the "Plan") was adopted by the Board of Directors (the "Board") of First Merchants Corporation (the "Company") on February 4, 2009, subject to approval of the Company's shareholders at their annual meeting on May 6, 2009. The effective date of the Plan shall be July 1, 2009, if it is approved by the shareholders. The purpose of the Plan is to provide eligible employees of the Company and its subsidiaries a convenient opportunity to purchase shares of common stock of the Company through quarterly offerings financed by the use of payroll deductions. As used in this Plan, "subsidiary" means a corporation or other form of business association of which shares (or other ownership interests) having 50% or more of the voting power are, or in the future become, owned or controlled, directly or indirectly, by the Company.

The Plan shall continue until all the stock allocated to it has been purchased or until June 30, 2019, whichever is earlier; provided, however, the Board may terminate the Plan at any time or make such amendment(s) to the Plan as it may deem advisable. No such amendment may be made without the approval of the Company's shareholders if it would materially: (i) increase the benefits accruing to participants under the Plan; (ii) modify the requirements as to eligibility for participation in the Plan; (iii) increase the number of shares which may be issued under the Plan (except as permitted under Section III); (iv) increase the cost of the Plan to the Company; or (v) alter the allocation of Plan benefits among participating employees.

The Plan is not qualified under Section 401(a) of the Internal Revenue Code of 1986 (the "Code") and is not subject to any provisions of the Employee Retirement Income Security Act of 1974 (ERISA). It is the Company's intention to have the Plan qualify as an "employee stock purchase plan" under Section 423 of the Code, and the provisions of the Plan shall be construed so as to extend and limit participation in a manner consistent with the requirements of that Section of the Code.

II.	ADMINISTRATION

The Plan is administered by the Compensation and Human Resources Committee (the "Committee"), which consists of two or more members of the Board, none of whom are eligible to participate in the Plan and all of whom are "non-employee directors," as such term is defined in Rule 16b-3(b)(3) of the Securities and Exchange Commission, under the Securities Exchange Act of 1934, as amended (the "1934 Act"). The Committee shall prescribe rules and regulations for the administration of the Plan and interpret its provisions. The Committee may correct any defect, reconcile any inconsistency or resolve any ambiguity in the Plan. The actions and determinations of the Committee on matters relating to the Plan are conclusive. The Committee and its members may be addressed in care of the Company at its principal office. The members of the Committee do not serve for fixed periods but may be appointed or removed at any time by the Board.

III.	STOCK SUBJECT TO THE PLAN

An aggregate of 1,000,000 shares of common stock, without par value, of the Company (the "Common Stock") is available for purchase under the Plan. Shares of Common Stock which are to be delivered under the Plan may be obtained by the Company by authorized purchases on the open market or from private sources, or by issuing authorized but unissued shares of Common Stock. In the event of any change in the Common Stock through recapitalization, merger, consolidation, stock dividend or split, combination or exchanges of shares or otherwise, the Committee may make such equitable adjustments in the Plan and the then outstanding offering as it deems necessary and appropriate including, but not limited to, changing the number of shares of Common Stock reserved under the Plan and the price of the current offering. If the number of shares of Common Stock that participating employees become entitled to purchase is greater than the number of shares of Common Stock available, the available shares shall be allocated by the Committee among such participating employees in such manner as it deems fair and equitable. No fractional shares of Common Stock shall be issued or sold under the Plan.

IV.	ELIGIBILITY

All employees of the Company and such of its subsidiaries as shall be designated by the Committee will be eligible to participate in the Plan. No employee shall be eligible to participate in an offering until the first day of the calendar quarter after he or she has completed an “introductory period,” as described in the Company’s Employee Handbook (generally, ninety (90) calendar days of employment). No employee shall be eligible to participate in the Plan if, immediately after an option is granted under the Plan, the employee owns or is considered to own (within the meaning of Code Section 424(d)) stock, including outstanding options to purchase stock, possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or of any parent or subsidiary of the Company.

V.	OFFERING PERIODS

The Plan shall be implemented by a series of consecutive three (3) – month offering periods, with each new offering period commencing on the first day of each calendar quarter (beginning July 1, 2009), or at such other time or times as may be determined by the Committee (the “Offering Date”), and ending on the last trading day of each calendar quarter, or at such other time or times as may be determined by the Committee (the “Purchase Date”). The Plan shall continue until terminated in accordance with Section I. Subject to the provisions concerning termination in Section I, the Committee shall have the power to change the duration and/or frequency of offering periods with respect to future offerings and shall use reasonable efforts to notify employees of any such change at least five (5) days prior to the scheduled beginning of the first offering period to be affected. In no event shall any option granted hereunder be exercisable more than twenty-seven (27) months from its date of grant.

VI.	PARTICIPATION, PAYROLL DEDUCTIONS

An eligible employee may participate in an offering by authorizing a payroll deduction for such purpose in whole dollar amounts at any time prior to the Offering Date for such offering. The Committee may at any time, prior to the Offering Date for an offering, establish a maximum percentage of a participating employee’s compensation that he or she may apply to the purchase of Common Stock with respect to that and/or future offerings under the Plan. The Committee may at any time suspend an offering if required by law or determined by the Committee to be in the Company’s best interests.

The Company will maintain or cause to be maintained payroll deduction accounts for all participating employees. All funds received or held by the Company or its subsidiaries under the Plan may be, but need not be, segregated from other corporate funds. Interest shall accrue on or be payable to participating employees with respect to such payroll deductions, at the rate determined from time to time by Human Resources, unless the Committee determines that the accounts shall not earn interest.

Each participating employee will receive a statement of his or her payroll deduction account and the number of shares of Common Stock purchased therewith following the Purchase Date for each offering.

Subject to such limitations, if any, prescribed by the Committee from time to time and such rules and procedures established by Human Resources, a participating employee may during or following an offering period prospectively increase or decrease his or her rate of payroll deductions or discontinue payroll deductions and withdraw the entire balance of his or her payroll deduction account, if any, and thereby withdraw from participation in an offering. Such withdrawal shall not have any effect upon the employee’s eligibility to elect to participate in any succeeding offering. Under the initial rules established by the Committee, payroll deductions may be increased or decreased only as of a quarterly Offering Date, by filing a new payroll deduction authorization with Human Resources at least ten (10) days prior to the Offering Date. Under such initial rules, any request to withdraw from an offering may be submitted to Human Resources at any time during the offering period. An election by a participating employee not to participate in a future offering must be received by Human Resources prior to the Offering Date for such offering. In the event of a participating employee's retirement, death or termination of employment, his or her participation in any offering under the Plan shall cease, no further amounts shall be deducted pursuant to the Plan, and the balance in the employee's payroll deduction account, if any, shall be paid to the employee, or, in the event of the employee's death, to the employee's beneficiary designated on a form approved by the Committee (or, if the employee has not designated a beneficiary, to his or her estate).

If a participating employee has not changed the rate of his or her payroll deductions, discontinued payroll deductions, or elected not to participate in a future offering in accordance with the rules and procedures set forth in the immediately preceding paragraph, his or her payroll deductions shall continue at the originally elected rate throughout the offering period and future offering periods unless reduced to reflect a change by the Committee in the maximum permissible rate. Such employee shall be deemed to have accepted each new offer and to have authorized payroll deductions in respect thereof during each such future offering period.

VII.	PURCHASE, LIMITATIONS, PRICE

Each employee participating in any offering under the Plan shall be granted an option, as of the Offering Date, for as many full shares of Common Stock as the amount of his or her payroll deduction account can purchase as of the Purchase Date for such offering at the price determined in accordance with the third paragraph of this Section (the “Purchase Price”). No employee may be granted an option under the Plan which permits his or her rights to purchase Common Stock under the Plan, and any other stock purchase plan of the Company or a parent or subsidiary of the Company qualified under Section 423 of the Code, to accrue at a rate which exceeds $25,000 in Fair Market Value of such Common Stock (determined at the time the option is granted) for each calendar year in which any option granted to the employee is outstanding at any time."Fair Market Value" of a share of Common Stock on a given date is defined as the closing price of a share on such date, or if no sale took place, the closing price of a share of stock on the most recent day on which a sale of a share of stock took place as recorded on the NASDAQ stock market or national securities exchange on which the Common Stock of the Company is listed on such date. If the Common Stock of the Company isn’t listed on NASDAQ or any other national securities exchange on such date, "Fair Market Value" is defined as the fair market value of a share on such date as determined in good faith by the Committee.

As of the Purchase Date for each offering, the payroll deduction account of each participating employee (except those who have withdrawn from participation in the offering as provided in Section VI) shall be totaled. If such account contains sufficient funds to purchase one or more full shares of Common Stock as of that date, the employee shall be deemed to have exercised an option to purchase the largest number of full shares of Common Stock that can be purchased at the Purchase Price with such funds. Such employee's account will be charged for the amount of the purchase and the employee’s book entry stock account will be credited with the number of shares of Common Stock purchased. No fractional shares of Common Stock may be purchased under the Plan. Any balance remaining in a participating employee’s payroll deduction account at the end of an offering period after the purchase of Common Stock shall be held in such account and applied to the purchase of shares of Common Stock under the next offering under the Plan, unless such employee withdraws from, elects not to participate in, or is not eligible to participate in the next offering, in which case the balance in the employee's payroll deduction account, if any, shall be paid to the employee.

The Committee shall determine the Purchase Price of the shares of Common Stock which are to be sold under each offering, which price (so long as the Common Stock of the Company is listed on NASDAQ or another national securities exchange) shall be equal to 85% of the average of the closing prices for the Common Stock on each trading day during the offering period, as reported by NASDAQ (or the national securities exchange on which the Common Stock of the Company is listed during the offering period); provided, however, in no event shall such Purchase Price be less than the lesser of (i) an amount equal to 85% of the Fair Market Value of the Common Stock on the Offering Date, or (ii) an amount equal to 85% of the Fair Market Value of the Common Stock on the Purchase Date.

VIII.	STOCK ACCOUNTS, TRANSFER OF INTERESTS

Shares of Common Stock purchased under the Plan may be registered in the name of a nominee or held in such other manner as the Committee determines to be appropriate. A book entry stock account will be established in each participating employee’s name. Each participating employee will be the beneficial owner of the Common Stock purchased under the Plan and credited to his or her stock account, and he or she will have all rights of beneficial ownership in such Common Stock. The Company or its nominee will retain custody of the Common Stock purchased under the Plan until specifically requested in writing by the participating employee to be sold, transferred or delivered. A participating employee may request that a stock certificate, representing all or part of the shares of Common Stock credited to his or her stock account, be issued and delivered to the participating employee at any time.

No option, right or benefit under the Plan may be transferred by a participating employee other than by will or the laws of descent and distribution, and all options, rights and benefits under the Plan may be exercised during the participating employee's lifetime only by such employee or the employee's guardian or legal representative. There are no restrictions imposed by or under the Plan upon the resale of shares of Common Stock issued under the Plan.

Certain officers of the Company are subject to restrictions under Section 16(b) of the 1934 Act. With respect to such officers, transactions under the Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the 1934 Act. To the extent any provision of the Plan or action by the Committee fails to so comply, it shall be deemed null and void if permitted by law and deemed advisable by the Committee.

Beneficial ownership of the shares of Common Stock purchased under the Plan may be held only in the name of the participating employee, or, if such employee so indicates on his or her authorization form, in his or her name jointly with a member of his or her family, with right of survivorship. A participating employee who is a resident of a jurisdiction which does not recognize such a joint tenancy may hold shares in the employee’s name as tenant in common with a member of his or her family, without right of survivorship.

Exhibit 10.2

FIRST MERCHANTS CORPORATION

2009 LONG-TERM EQUITY INCENTIVE PLAN

ARTICLE I

ESTABLISHMENT AND PURPOSE

Section 1.01. Establishment and Term of Plan. First Merchants Corporation, an Indiana corporation (the “Company”), hereby establishes the First Merchants Corporation 2009 Long-Term Equity Incentive Plan (the “Plan”), conditioned upon and effective as of the date of approval of the Plan at a duly constituted meeting of the Company’s shareholders by the holders of the requisite number of shares of the Company’s stock, necessary to satisfy the requirements of the Company’s Articles of Incorporation and Bylaws, the rules of NASDAQ or any national exchange on which the Common Shares are listed, and any applicable federal or state law or regulation. Unless sooner terminated by the Board of Directors in accordance with Section 11.01, the Plan shall automatically terminate at the end of the business day on May 5, 2019.

Section 1.02. Purpose. The Plan is designed to promote the interests of the Company and its shareholders by providing stock-based incentives to selected Employees and Non-Employee Directors who are expected to contribute materially to the success of the Company and its subsidiaries. The purpose of the Plan is to provide a means of rewarding performance and to provide an opportunity to increase the personal ownership interests of Employees and Non-Employee Directors in the continued success of the Company and its subsidiaries. The Company believes that the Plan will assist its efforts to attract and retain quality Employees and Non-Employee Directors.

ARTICLE II

DEFINITIONS

Section 2.01. Definitions. When capitalized in this Plan, unless the context otherwise requires:

(a) “Award” means a grant made to a Participant pursuant to Article VI of this Plan.

(b) “Award Agreement” means a written instrument between the Company and a Participant evidencing an Award and prescribing the terms, conditions, and restrictions applicable to the Award.

(c) “Board of Directors” means the Board of Directors of the Company, as constituted at any time.

(d) “Change of Control” means the first to occur of the following events:
(i)

any “person,” as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) other than the Company, is or becomes the “beneficial owner” (as determined under Exchange Act Regulations §240.13d-3), directly or indirectly, of securities of the Company representing twenty-five percent (25%) or more of the combined voting power of the Company’s then outstanding securities;

(ii)	persons constituting a majority of the Board of Directors of the Company were not directors of the Company for at least the twenty-four (24) months preceding months;

(iii)

the shareholders of the Company approve a merger or consolidation of the Company with any other corporation, other than (1) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than fifty percent (50%) of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or (2) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no person acquires fifty percent (50%) or more of the combined voting power of the Company’s then outstanding securities; or

(iv)	the shareholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets.

(e) “Code” means the Internal Revenue Code of 1986, as amended.

(f) “Committee” means the Compensation and Human Resources Committee of the Board of Directors, consisting of two or more Non-Employee Directors who are “non-employee directors” as defined in Exchange Act Regulations §240.16b-3.

(g) “Common Share” means a share of common stock of First Merchants Corporation.

(h) “Common Shares Outstanding” means the total number of Common Shares outstanding as reflected in the Company’s financial statements as of the most recent fiscal year-end.

(i) “Company” means First Merchants Corporation.

(j) “Director” means a director of the Company.

(k) “Director Option” means a right to purchase Common Shares granted to a Non-Employee Director pursuant to Article VII.

(l) “Disabled” or “Disability” means total and permanent disability as defined in Code Section 22(e)(3).

(m) “Employee” means any individual employed by the Company or any of its Subsidiaries.

(n) “Executive Officer” means an officer of the Company as defined in Exchange Act Regulations §240.3b-7.

(o) “Fair Market Value” of a Common Share means the value of the share on a particular date, determined as follows:

(i)

the closing price of a share of common stock on such date, or if no sale took place, the last reported closing price of a share on the most recent day on which a sale of a share of stock took place as recorded on the NASDAQ stock market or the national securities exchange on which the common stock of the Company is listed on such date; or

(ii)

if the Company’s common stock is not listed on NASDAQ or any other national securities exchange on such date, the fair market value of a share on such date as determined in good faith by the Committee.

(p) “Incentive Stock Options” means stock options issued to Employees which qualify under and meet the requirements of Code Section 422.

(q) “Non-Employee Director” means any Director of the Company who is not an Employee of the Company or any of its Subsidiaries.

(r) “Non-Qualified Stock Options” means stock options which do not qualify under or meet the requirements of Code Section 422.

(s) “Participant” means any person to whom an Award has been granted under this Plan.

(t) “Plan” means this First Merchants Corporation 2009 Long-Term Equity Incentive Plan authorized by the Board of Directors at its meeting held on February 4,

2009, conditioned upon and effective as of the date of approval of the Plan by the Company’s shareholders, as such Plan may be amended from time to time as provided in Section 11.01.

(u) “Restricted Stock” means an Award of Common Shares that are nontransferable and/or subject to a substantial risk of forfeiture and/or other restrictions as provided in the Award Agreement.

(v) “Retirement” means, in the case of an Employee, the termination of all employment with the Company and its Subsidiaries for any reason other than death or Disability on or after the day on which the Employee has attained his or her “early retirement age,” as defined in the Company’s qualified defined contribution plan; and, in the case of a Non-Employee Director, “Retirement” means the termination of service as a Director of the Company other than the Director’s removal as provided in the Bylaws of the Company.

(w) “Stock Options” means the Incentive Stock Options and the Non-Qualified Stock Options issued pursuant to the Plan.

(x) “Subsidiary” means a corporation or other form of business association of which shares (or other ownership interests) having fifty percent (50%) or more of the voting power are, or in the future become, owned or controlled, directly or indirectly, by the Company.

ARTICLE III

ADMINISTRATION

Section 3.01. Administrative Committee. The Plan shall be administered by the Committee, which shall serve at the pleasure of the Board of Directors. The Committee shall have full authority to administer the Plan, including authority to interpret and construe any provision of the Plan and to adopt such rules and regulations for administering the Plan as it may deem necessary to comply with the requirements of the Plan or any applicable law.

Section 3.02. Powers of the Committee. The Committee shall, subject to the terms of this Plan, have the authority to: (i) select the eligible Employees who shall receive Awards, (ii) grant Awards, (iii) determine the types and sizes of Awards to be granted to Employees under the Plan (but not to Non-Employee Directors, who shall receive Director Options in accordance with Article VII of this Plan), (iv) determine the terms, conditions, vesting periods, and restrictions applicable to Awards (other than Director Options), (v) adopt, alter, and repeal administrative rules and practices governing this Plan, (vi) interpret the terms and provisions of this Plan and any Awards granted under this Plan, (vii) prescribe the forms of any Award Agreements or other instruments relating to Awards, and (viii) otherwise supervise the administration of this Plan. The Committee may delegate any of its authority to any other person or persons that it deems appropriate with respect to Awards granted to Employees who are not officers of the Company.

Section 3.03. Actions of the Committee. All actions taken and all interpretations and determinations made in good faith by the Committee, or made by any other person or persons to whom the Committee has delegated authority, shall be final and binding upon all Participants, the Company, and all other interested persons. All decisions by the Committee shall be made with the approval of not less than a majority of its members. Members of the Committee who are eligible for Awards may vote on any matters affecting the administration of the Plan or the grant of any Awards pursuant to the Plan, except that no such member shall act upon the granting of an Award to himself or herself; but any such member may be counted in determining the existence of a quorum of the Committee.

ARTICLE IV

ELIGIBILITY

Section 4.01. Employees. Any Employee of the Company or any of its Subsidiaries who is selected by the Committee to be a Participant under the Plan shall be eligible for the grant of Awards (other than Director Options). The selection of the Employees to receive Awards (other than Director Options) shall be within the discretion of the Committee. More than one Award may be granted to the same Employee.

The Company has established a guideline stating that each Executive Officer who is selected as a Participant under the Plan should acquire and hold Common Shares equal in value to at least one hundred percent (100%) of his or her then current annual salary within six (6) years after he or she is first selected as a Participant. However, this guideline is not intended and shall not be construed to be a condition, restriction or risk of forfeiture applicable to any Award granted to a Participant under the Plan. Other Participants are also encouraged to acquire and hold Common Shares; however, the guideline only applies to Executive Officers.

Section 4.02. Non-Employee Directors. All Non-Employee Directors are eligible for the grant of Director Options, as provided in Article VII of this Plan. Non-Employee Directors are not, however, eligible for the grant of any Awards other than Director Options.

ARTICLE V

SHARES SUBJECT TO AWARDS

Section 5.01. Number of Common Shares. The shares subject to the Awards and other provisions of the Plan shall be the Company’s authorized but unissued or reacquired Common Shares. The aggregate number of Common Shares that may be subject to Awards granted under this Plan in any fiscal year shall be equal to the sum of (i) one percent (1%) of the number of Common Shares Outstanding as of the last day of the Company’s prior fiscal year, plus (ii) the sum of: (1) the number of Common Shares that were available for the grant of Awards but not granted under this Plan in any previous fiscal year; and (2) the number of Common Shares that were reacquired by the Company during the immediately preceding fiscal year as the result of (A) the forfeiture of Awards and/or the termination or cancellation of Awards that were not exercised or did not vest, and (B) the transfer or surrender by Participants of Common Shares to pay the exercise price of a Stock Option in accordance with Section 6.03(c) and/or withholding taxes associated with an Award in accordance with Article VIII. However, in no event shall the number of Common Shares available for the grant of Awards in any fiscal year in accordance with the preceding sentence exceed one-and-one-half percent (1½%) of the Common Shares Outstanding as of the last day of the prior fiscal year. The aggregate number of Common Shares that may be issued under the Plan upon the exercise of Incentive Stock Options is 1,200,000, as adjusted pursuant to Section 5.02. No fractional shares shall be issued under this Plan; if necessary, the Committee shall determine the manner in which the value of fractional shares will be treated.

The assumption of awards granted by an organization acquired by the Company or the grant of Awards under this Plan in substitution for any such awards shall not reduce the number of Common Shares available for the grant of Awards under this Plan.

Section 5.02. Adjustment. In the event of any change in the Common Shares by reason of a merger, consolidation, reorganization, recapitalization or similar transaction, or in the event of a stock split, stock dividend or distribution to shareholders (other than normal cash dividends), spin-off or any other change in the corporate structure of the Company, the Committee shall adjust the number and class of shares that may be issued under this Plan, the aggregate number of Common Shares that may be issued under the Plan upon the exercise of Incentive Stock Options, the number and class of shares subject to outstanding Awards, the exercise price applicable to outstanding Awards, and the Fair Market Value of the Common Shares and other value determinations applicable to outstanding Awards, as appropriate. All determinations made by the Committee with respect to adjustments under this Section 5.02 shall be conclusive and binding for all purposes of the Plan.

ARTICLE VI

AWARDS

Section 6.01. Grant of Awards. Awards authorized under this Article VI may be granted pursuant to another incentive program which incorporates by reference the terms and conditions of this Plan. Awards may be granted singly or in combination or tandem with other Awards. Awards may also be granted in replacement of, or in substitution for, other awards granted by the Company whether or not such other awards were granted under this Plan; without limiting the foregoing, if a Participant pays all or part of the exercise price or taxes associated with an Award by the transfer of Common Shares or the surrender of all or part of an Award (including the Award being exercised), the Committee may, in its discretion, grant a new Award to replace the Common Shares that were transferred or the Award that was surrendered. The Company may assume awards granted by an organization acquired by the Company or may grant Awards in replacement of, or in substitution for, any such awards.

Section 6.02. Types of Awards. Awards may include, but are not limited to, the following:

(a) Director Option. A right to purchase Common Shares granted to a Non-Employee Director pursuant to Article VII of this Plan.

(b) Stock Award. An Award that is made in Common Shares or Restricted Stock or that is otherwise based on, or valued in whole or in part by reference to, the Common Shares. All or part of any Stock Award may be subject to conditions, restrictions and risks of forfeiture, as and to the extent established by the Committee. Stock Awards may be based on the Fair Market Value of the Common Shares, or on other specified values or methods of valuation, as determined by the Committee.

(c) Stock Option. A right to purchase a specified number of Common Shares during a specified period and at a specified exercise price, as determined by the Committee. A Stock Option may be an Incentive Stock Option or a Non-Qualified Stock Option. Incentive Stock Options may only be issued to Employees. In addition to the terms, conditions, vesting periods, and restrictions established by the Committee in the Award Agreement, Incentive Stock Options must comply with the requirements of Code Section 422, Section 6.03(f), and this Article VI.

Section 6.03. Terms and Conditions of Awards; Agreements. Awards granted under the Plan shall be evidenced by an Award Agreement executed by the Company and the Participant, which shall contain such terms and be in such form as the Committee may from time to time approve, subject to the following limitations and conditions:

(a) Number of Shares. The Award Agreement shall state, as appropriate, the type and total number of shares granted, and/or the type and total number of shares with respect to which Stock Options are granted.

(b) Award Prices. The Award Agreement shall state, as applicable, the price per share of the Common Shares with respect to which Stock Options are issued. The price or other value shall be determined by the Committee. For Incentive Stock Options, the exercise price shall satisfy all of the requirements of the Code and of Section 6.03(f) of this Plan.

(c) Payment of Exercise Price; Deferral. The exercise price of a Stock Option (other than an Incentive Stock Option), Director Option, and any Stock Award for which the Committee has established an exercise price, may be paid in cash, by the transfer of Common Shares, by the surrender of all or part of an Award (including the Award being exercised), or by a combination of these methods, as and to the extent permitted by the Committee. The exercise price of an Incentive Stock Option may be paid in cash, by the transfer of Common Shares, or by a combination of these methods, as and to the extent permitted by the Committee at the time of grant, but may not be paid by the surrender of all or part of an Award unless otherwise approved by the Committee. The Committee may prescribe any other method of paying the exercise price that it determines to be consistent with applicable law and the purpose of this Plan.

With the approval of the Committee, the delivery of the Common Shares, cash, or any combination thereof subject to an Award (other than Director Options) may be deferred, either in the form of installments or a single future delivery. The Committee may also permit selected Participants to defer the payment of some or all of their Awards, as well as other compensation, in accordance with procedures established by the Committee to assure that the recognition of taxable income is deferred under the Code. The Committee may also establish rules and procedures for the crediting of interest on deferred cash payments and dividend equivalents on Awards.

(d) Issuance of Shares and compliance with Securities Laws. The Company may postpone the issuance and delivery of certificates representing shares until (a) the admission of such shares to listing on any stock exchange on which shares of the Company of the same class are then listed, and (b) the completion of such registration or other qualification of such shares under any state or federal law, rule or regulation as the Company shall determine to be necessary or advisable, which registration or other qualification the Company shall use it best efforts to complete; provided, however, a person purchasing shares pursuant to the Plan has no right to require the Company to register the Common Shares under federal or state securities laws at any time. Any person purchasing shares pursuant to the Plan may be required to make such representations and furnish such information as may, in the opinion of counsel for the Company, be appropriate to permit the Company, in light of the existence or non-existence with respect to such shares of an effective registration under the Securities Act of 1933, as amended, or any similar state statute, to issue the shares in compliance with the provisions of those or any comparable acts.

(e) Rights as a Shareholder. Except as provided in Section 6.05, unless otherwise provided by the Board of Directors or the Committee, a Participant shall have rights as a shareholder with respect to shares covered by an Award, including voting rights or rights to dividends, only upon the date of issuance of a certificate to him or her, and, if payment is required, only after such shares are fully paid.

(f) Incentive Stock Options. To the extent any Award granted pursuant to this Plan contains an Incentive Stock Option, the following limitations and conditions shall apply to such Incentive Stock Option and the Award Agreement relating thereto in addition to the terms and conditions provided herein:

(i)

Price. The price of an Incentive Stock Option shall be an amount per share not less than the Fair Market Value per share of the Common Shares on the date of granting of the option. In the case of Incentive Stock Options granted to an Employee of the Company who is a 10% shareholder, the option price shall be an amount per share not less than one hundred ten percent (110%) of the Fair Market Value per share of the Common Shares on the date of the granting of the Incentive Stock Option.

(ii)

Exercise Period. Unless terminated earlier pursuant to other terms and provisions of the Award Agreement, the term of each Incentive Stock Option shall expire within the period prescribed in the Agreement relating thereto, which shall not be more than five (5) years from the date the Incentive Stock Option is granted if the Participant is a ten percent (10%) shareholder, and not more than ten (10) years from the date the Incentive Stock Option is granted if the Participant is not a ten percent (10%) shareholder.

(iii)	Limitation on Grants. No Incentive Stock Option shall be granted under this Plan after May 5, 2019.

(iv)

Limitation on Transferability. No Incentive Stock Option shall be assignable or transferable except by will or under the laws of descent and distribution. Notwithstanding the foregoing, a Participant may, by delivering written notice to the Company in a form satisfactory to the Company, designate a person who, in the event of the Participant’s death, shall thereafter be entitled to exercise the Option. During the lifetime of a Participant, the Incentive Stock Option shall be exercisable only by the Participant and may not be transferred or assigned pursuant to a qualified domestic relations order.

(v)

Maximum Exercise Rule. The aggregate Fair Market Value (determined at the time the option is granted) of the shares with respect to which Incentive Stock Options are exercisable for the first time by an Employee during any calendar year under all such plans of the Company and any parent or Subsidiary of the Company shall not exceed One Hundred Thousand Dollars ($100,000). To the extent that such aggregate Fair Market Value exceeds One Hundred Thousand Dollars ($100,000), the Stock Option(s) or portions thereof that exceed such limit (according to the order in which they were granted) shall be treated as Non-Qualified Stock Option(s), notwithstanding any contrary provision of the applicable Award Agreement.

(g) Termination of Awards under Certain Conditions. The Committee may cancel any unexpired, unpaid or deferred Awards at any time, if the Participant is not in compliance with all applicable provisions of this Plan or with any Award Agreement, or if the Participant, whether or not he or she is currently employed by the Company, engages in any of the following activities without the prior written consent of the Company:

(i)	Directly or indirectly renders services to or for an organization, or engages in a business that is, in the judgment of the Committee, in competition with the Company.

(ii)

Discloses to anyone outside of the Company, or uses for any purpose other than the Company’s business, any confidential or proprietary information or material relating to the Company, whether acquired by the Participant during or after employment with the Company.

The Committee may, in its discretion and as a condition to the exercise of an Award, require a Participant to acknowledge in writing that he or she is in compliance with all applicable provisions of this Plan and of any Award Agreement and has not engaged in any activities referred to in clauses (i) and (ii) above.

(h) Nontransferability. Unless otherwise determined by the Committee and provided in the Award Agreement, (i) no Award granted under this Plan may be transferred or assigned by the Participant to whom it is granted other than by will, pursuant to the laws of descent and distribution, or pursuant to a qualified domestic relations order, and (ii) an Award granted under this Plan may be exercised, during the Participant’s lifetime, only by the Participant or by the Participant’s guardian or legal representative. Notwithstanding the foregoing, a Participant may, by delivering written notice to the Company in a form satisfactory to the Company, designate a person who, in the event of the Participant’s death, shall thereafter be entitled to exercise the Award. An Incentive Stock Option transferred pursuant to a domestic relations order may be deemed to be a Non-Qualified Stock Option as a result of such transfer.

Section 6.04. Election to Defer Grant or Receipt of Award. Notwithstanding any provision herein to the contrary, the Committee may provide, in any Award Agreement or in any program granting Awards under this Plan, that the Participant may elect to defer receipt of the Award as provided in the Award Agreement or program.

Section 6.05. Restriction on Sale or Transfer of Shares Issued Under Plan. In addition to any other conditions or restrictions established under the terms of this Plan or by the Committee in any Award Agreement, all Common Shares issued to an Executive Officer under any Award, including both Stock Awards and Common Shares issued upon the exercise of Stock Options, shall be subject to the following restriction: twenty-five percent (25%) of the “net shares” issued under any such Award shall not be sold, assigned, transferred, pledged, encumbered or otherwise alienated or hypothecated by the Executive Officer until the earlier of (i) the date of the Executive Officer’s death, Retirement or other termination of employment, or (ii) the date of a Change of Control. For this purpose, “net shares” shall mean the number of whole Common Shares issued to the Executive Officer under an Award after subtracting the number of Common Shares, if any, transferred or surrendered by the Executive Officer to pay the exercise price of a Stock Option in accordance with Section 6.03(c) and/or to pay the

Executive Officer’s withholding taxes associated with the Award in accordance with Article VIII.

A book entry stock account shall be established in the name of each Executive Officer to whom Common Shares are issued subject to the restriction set forth in this Section 6.05, to which account the number of shares that are subject to such restriction shall be credited. The Executive Officer will be the beneficial owner of the Common Shares issued and credited to his or her stock account and, subject to the restriction set forth in this Section, shall have all rights of beneficial ownership in such shares including the right to vote the shares and receive the dividends and other distributions paid or made with respect thereto. The Company or its nominee will retain custody of the Common Shares until the restriction has lapsed in accordance with this Section and the Executive Officer makes a specific request in writing to the Company for such shares to be sold, transferred or delivered; provided, however, at any time following the lapse of such restriction, the Executive Officer may request that a stock certificate be issued and delivered to the Executive Officer representing all or part of the Common Shares credited to his or her stock account on which the restriction has lapsed.

ARTICLE VII

DIRECTOR OPTIONS

Section 7.01. Grant of Director Options.

(a) Administration. A committee formed by only those Directors other than Non-Employee Directors shall have full authority to administer Director Options, including authority to require that any Non-Employee Director sign an Award Agreement as a condition of receiving a Director Option.

(b) Granting of Director Options. Until this Plan is terminated, each individual serving as a Non-Employee Director on July 1 in any year after 2008 shall automatically receive a Director Option, effective on such date.

Section 7.02. Number of Common Shares Subject to Each Director Option. Each Director Option shall entitle the Non-Employee Director the right to purchase one thousand five hundred (1,500) Common Shares on the terms and conditions specified herein.

Section 7.03. Exercise Price. The exercise price of the Common Shares subject to each Director Option shall be the Fair Market Value of the Common Shares at the date of grant.

Section 7.04. Date Director Options Become Exercisable. Unless otherwise established by the Board of Directors, each Director Option shall become exercisable in full six (6) months after the date of grant; provided, however, all Director Options shall become exercisable in full (i) upon a Change of Control, (ii) in accordance with the terms of Section 7.06, or (iii) upon attainment by the Non-Employee Director of age 70.

Section 7.05. Expiration Date. Unless terminated earlier pursuant to the terms of this Plan, each Director Option shall terminate, and the right of the holder to purchase Common Shares upon exercise of the Director Option shall expire, at the close of business on the tenth anniversary date of the date of grant.

Section 7.06. Continuous Service as a Director. No Director Option may be exercised unless the Non-Employee Director to whom the Director Option was granted has continued to be a Non-Employee Director from the time of grant through the time of exercise, except as provided in Section 7.04 and this Section 7.06.

(a) Retirement or Disability. If the service in office of a Non-Employee Director is terminated due to the Retirement or Disability of the Non-Employee Director, the Non-Employee Director (or his or her legal representative if he or she becomes incapacitated), shall have the right, on or after the date of such termination but in no event following the expiration of the Director Option, to exercise the Director Option in full, whether or not the Non-Employee Director would otherwise have been entitled to exercise the Director Option at such date; provided, however, this acceleration of the right to exercise a Director Option shall not apply in the case of a Non-Employee Director who ceases to be a Non-Employee Director by reason of his or her employment by the Company.

(b) Death. If the service in office of a Non-Employee Director is terminated due to the death of the Non-Employee Director, the Non-Employee Director’s estate, executor, administrator, personal representative or beneficiary shall have the right to exercise the Director Option in full prior to the earlier of (i) one (1) year after the date of his or her death, or (ii) the expiration of the Director Option.

(c) Employed by Company. If a Non-Employee Director ceases to be a Non-Employee Director by reason of his or her employment by the Company, the Director Option granted to that Non-Employee Director shall be treated the same as Non-Qualified Stock Options held by Employees and shall continue to be exercisable prior to the expiration of the Director Option, subject to the limitations on exercise following termination of employment established by the Committee pursuant to Article IX of this Plan.

ARTICLE VIII

TAX WITHHOLDING OBLIGATIONS

Prior to the payment of an Award, the Company may withhold, or require a Participant to remit to the Company, an amount sufficient to pay any federal, state and local withholding taxes associated with the Award. The Committee may, in its discretion and subject to such rules as the Committee may adopt, permit a Participant to pay any or all withholding taxes associated with the Award in cash, by the transfer of Common Shares, by the surrender of all or part of an Award (including the Award being exercised), or by a combination of these methods.

ARTICLE IX

TERMINATION OF EMPLOYMENT

Section 9.01. Termination of Employment. Unless the Committee provides otherwise in the Award Agreement, if a Participant’s employment with the Company or a Subsidiary terminates for any reason other than the Participant’s Retirement, Disability or death: (1) the Participant shall forfeit all Restricted Stock Awards that are subject to a risk of forfeiture as of the date of his or her termination; and (2) the Participant may, only within the thirty (30)-day period immediately following the date of his or her termination (but in no event later than the expiration date specified in the Award Agreement), exercise all Stock Option Awards to the extent he or she was entitled to exercise them at the date of such termination; provided, however, if a Participant’s employment is terminated for deliberate, willful or gross misconduct, as determined by the Board of Directors, all of his or her rights under any Award shall expire upon receipt of the notice of such termination. The transfer of an Employee from the employ of the Company to a Subsidiary, or vice versa, or from one Subsidiary to another Subsidiary, shall not be deemed a termination of employment for purposes of the Plan.

Section 9.02. Retirement. Unless the Committee provides otherwise in the Award Agreement, if a Participant’s employment with the Company or a Subsidiary terminates due to the Participant’s Retirement: (1) the Participant shall not forfeit any Stock Awards, including Restricted Stock Awards, to which he or she was entitled as of the date of his or her Retirement; however, any Restricted Stock Awards shall continue to be subject to the restrictions that were applicable to these Awards as of such date; and (2) the Participant may, on or after the date of his or her Retirement (but in no event later than the expiration date specified in the Award Agreement), exercise all Stock Option Awards to the extent he or she was entitled to exercise them at the date of such Retirement. If the Award being exercised under this Section is an Incentive Stock Option, the Award may continue to be exercised as an Incentive Stock Option during the three (3) month period immediately following the date of the Participant’s Retirement (but in no event later than the expiration date of the Award); and, during the remainder of the exercise period, if any, the Award may be exercised as a Non-Qualified Stock Option.

Section 9.03. Disability. Unless the Committee provides otherwise in the Award Agreement, if a Participant’s employment with the Company or a Subsidiary terminates due to the Participant’s Disability: (1) the Participant shall not forfeit any Stock Awards, including Restricted Stock Awards, to which he or she was entitled as of the date of his or her termination due to Disability; and all restrictions applicable to Restricted Stock Awards, including restrictions on transferability, shall lapse as of such date; and (2) the Participant (or the Participant’s legal representative if he or she becomes incapacitated) may, on or after the date of his or her termination due to Disability (but in no event later than the expiration date specified in the Award Agreement), exercise all Stock Option Awards to the extent he or she was entitled to exercise them at the date of such termination due to Disability. If the Award being exercised under this Section is an Incentive Stock Option, the Award may continue to be exercised as an Incentive Stock Option during the one (1) year period immediately following the date of the Participant’s termination due to Disability (but in no event later than the expiration date of the

Award); and, during the remainder of the exercise period, if any, the Award may be exercised as a Non-Qualified Stock Option.

Section 9.04. Death. Unless the Committee provides otherwise in the Award Agreement, if a Participant dies (whether prior to or after termination of his or her employment): (1) the Participant shall not forfeit any Stock Awards, including Restricted Stock Awards, to which he or she was entitled as of the date of his or her death; and all restrictions applicable to Restricted Stock Awards, including restrictions on transferability, shall lapse as of such date; and (2) the Participant’s estate, executor, administrator, personal representative or beneficiary may, on or after the date of the Participant’s death (but in no event later than the expiration date specified in the Award Agreement), exercise all Stock Option Awards to the extent the Participant was entitled to exercise them at the date of his or her death. If the Award being exercised under this Section is an Incentive Stock Option and the Participant dies prior to termination of his or her employment or within three (3) months following such termination, the Award may continue to be exercised as an Incentive Stock Option during the entire one (1) year period immediately following the Participant’s death (but in no event later than the expiration date of the Award); and, during the remainder of the exercise period, if any, the Award may be exercised as a Non-Qualified Stock Option.

ARTICLE X

CHANGE OF CONTROL

Unless and to the extent the terms and conditions of a Change of Control agreement between the Company and a Participant provide otherwise, in the event of a Change of Control of the Company, (i) all Stock Options then outstanding shall become fully exercisable as of the date of the Change of Control, and (ii) all restrictions and conditions applicable to Restricted Stock and other Stock Awards shall be deemed to have been satisfied as of the date of the Change of Control. Any such determination by the Board of Directors that is made after the occurrence of a Change of Control will not be effective unless a majority of the Directors then in office were in office at the beginning of a period of twenty-four (24) consecutive months and the determination is approved by a majority of such Directors.

ARTICLE XI

AMENDMENT OR TERMINATION

Section 11.01. Amendment, Suspension or Termination of Plan. The Board of Directors may amend, suspend or terminate this Plan at any time, and, in accordance with such amendments, may thereupon change terms and conditions of any Awards not theretofore issued. Shareholder approval for any such amendment will be required only to the extent necessary to satisfy the rules of NASDAQ or any national exchange on which the Common Shares are listed, or to satisfy any applicable federal or state law or regulation. Unless sooner terminated by the Board of Directors, the Plan shall automatically terminate at the end of the business day on May 5, 2019. No Awards may be issued under the Plan while it is suspended or after it is terminated.

Section 11.02. Amendment of Outstanding Awards. The Committee may, in its discretion, amend the terms of any Award (other than a Director Option), prospectively or retroactively, but no such amendment may impair the rights of any Participant without his or her consent. Shareholder approval for any such amendment will be required only to the extent necessary to satisfy the rules of NASDAQ or any national exchange on which the Common Shares are listed, or to satisfy any applicable federal or state law or regulation. The Committee may, in whole or in part, waive any restrictions or conditions applicable to, or accelerate the vesting of, any Award (other than a Director Option).

ARTICLE XII

MISCELLANEOUS

Section 12.01. Governing Law. The interpretation, validity and enforcement of this Plan will, to the extent not otherwise governed by the Code or the securities laws of the United States, be governed by the laws of the State of Indiana.

Section 12.02. Compliance with Code §409A. To the extent the Committee determines that any Award granted under this Plan is subject to Code §409A, the Award Agreement evidencing such Award shall incorporate the terms and conditions required by Code §409A. To the extent applicable, the Plan and Award Agreements shall be interpreted in accordance with Code §409A. Notwithstanding any provision of the Plan to the contrary, in the event that, following the Plan’s effective date, the Board of Directors determines that any Award may be subject to Code §409A, the Board of Directors may adopt such amendments to the Plan and the applicable Award Agreements or adopt such other policies and procedures (including amendments, policies and procedures with retroactive effect), or take such other actions that the Board of Directors determines are necessary or appropriate to (i) exempt the Award from Code §409A and/or preserve the intended tax treatment of the benefits provided with respect to the Award, or (ii) comply with the requirements of Code §409A.

Section 12.03. Rights of Employees. Nothing in this Plan will confer upon any Participant the right to continued employment by the Company or limit in any way the Company’s right to terminate any Participant’s employment at will.